EXHIBIT 10.55

AMENDMENT NO. 1 TO REGISTRATION RIGHTS

THIS AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (the “Amendment No. 1”) is made and entered into as of July 30, 2003 (“First Amendment Date”) by and between SUNLINK HEALTH SYSTEMS, INC. (“SunLink”), an Ohio corporation, and HEALTHMONT, INC. (“HealthMont” or the “Company”), a Tennessee corporation.

BACKGROUND STATEMENT

A. SunLink and HealthMont are parties to that certain Agreement and Plan of Merger by and among SunLink, HM Acquisition Corp. (“Merger Sub”) and HealthMont dated as of October 15, 2002 (the “Merger Agreement”), as amended by that certain first amendment thereto dated March 24, 2003 and that second amendment thereto dated as of the same date as this Amendment No. 1 (the Merger Agreement as amended from time to time is hereinafter referred to as the “Amended Merger Agreement”) whereby SunLink will acquire all of the outstanding shares of HealthMont through the merger of HealthMont with and into the Merger Sub on the terms and conditions set forth in the Amended Merger Agreement (the “Merger”).

B. SunLink and HealthMont also are party to that certain Loan Agreement dated as of March 24, 2003 (the “Loan Agreement”).

C. HealthMont has requested that SunLink make an additional term loan to HealthMont to partially finance the operations of Borrower prior to the consummation of the Amended Merger Agreement.

D. SunLink is willing to make such additional loan to the Borrower on the terms and subject to the conditions and requirements set forth in the Loan Agreement as modified by this Amendment No. 1 thereto (such Loan Agreement as amended hereinafter the “Amended Loan Agreement”).

E. SunLink and HealthMont desire to amend the Registration Rights Agreement as set forth herein.

F. It is a condition to the Amended Loan Agreement that the Registration Rights Agreement be amended as provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Amendment No. 1 and the other Loan Documents, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties to this Amendment No. 1 agree as follows:

Section 1. All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Registration Rights Agreement.

Section 2. The Registration Rights Agreement is amended as follows:

(a) The last parenthetical in the second sentence of the first paragraph of the Registration Rights Agreement viz, the definition of “Warrant Shares” is hereby deleted such that such paragraph in its entirety reads as follows:

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made as of this 24th day of March, 2003, by and between HEALTHMONT, INC., a Tennessee corporation (the “Company”), and SUNLINK HEALTH SYSTEMS, INC., an Ohio corporation, and its assigns (collectively, “SunLink”). This Agreement is made in connection with the issuance by the Company of a warrant to SunLink (the “Warrant”), pursuant to which SunLink may purchase and the Company may hereafter issue: (i) up to One Hundred Thirty-Five Thousand (135,000) shares of its Common Stock from time to time upon the exercise of the Warrant (the “Initial Warrant Shares”) and (ii) upon the occurrence of certain events, up to an additional Five Hundred Forty Thousand (540,000) shares of its Common Stock from time to time upon the exercise of a warrant or warrants (the “Additional Warrant Shares”) to be issued in the same form as the Warrant. The Company hereby confirms that the rights granted under this Agreement constitute a material inducement to SunLink to accept the Warrant in connection with the transactions under which the Warrant is being issued.

(b) To add the following new definitions to Section 1.1:

“First Amendment Additional Warrants” means the warrants (issuable upon the occurrence of certain events) to acquire up to an additional 245,455 shares (the “First Amendment Additional Warrant Shares”) of HealthMont Common Stock.

“First Amendment Warrants” means the warrants to acquire 61,364 shares (the “First Amendment Shares”) of HealthMont Common Stock issuable to SunLink in connection with Amendment No. 1 to the Loan Agreement upon a termination of the Merger Agreement (other than in connection with the consummation of the transactions contemplated thereby).

“Warrant Shares” means the Initial Warrant Shares, the Additional Warrant Shares, the First Amendment Warrant Shares, the First Amendment Additional Warrant Shares, and such other shares to acquire the Common Stock of HealthMont, Inc. as may be held from time to time by SunLink or any lender under the Loan Documents, and whether issuable upon the exercise of warrants or otherwise.

Section 3. Except as expressly set forth herein, the Registration Rights Agreement shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligations of HealthMont.

Section 4. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Signatures evidenced by facsimile transaction shall be deemed original signatures and shall be as valid and binding as manually executed originals.

Section 5. This Amendment No. 1 shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

Section 6. This Amendment No. 1 shall be governed by, and construed in accordance with, the laws of the State of Delaware.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered under seal, all as of the date first stated above.

HEALTHMONT, INC.

(CORPORATE SEAL)
	By:	/s/ TIMOTHY S. HILL
Timothy S. Hill
President and Chief Executive Officer

SUNLINK HEALTH SYSTEMS, INC.

(CORPORATE SEAL)
	By:	/s/ ROBERT M. THORNTON, JR.
Robert M. Thornton, Jr.
Chief Executive Officer

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